UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2015

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 23, 2015, the Board of Directors (the “Board”) of NGL Energy Holdings LLC (the “General Partner”), the general partner of NGL Energy Partners LP (“NGL”), approved grants of unvested common units pursuant to the General Partner’s long-term incentive plan to H. Michael Krimbill, the Chief Executive Officer of the General Partner. The Board granted awards for which units vest at specified dates, contingent only on the continued service of the recipient through the vesting date (the “Service Awards”). The Committee also granted awards that are contingent both on the continued service of the recipient through the vesting date and also on the performance of NGL’s common units relative to the performance of other entities in the Alerian MLP Index (the “Index”) over specified periods of time (the “Performance Awards”).

The Service Awards granted in April 2015 to Mr. Krimbill vest in three tranches of 71,191 units each on July 1, 2015, July 1, 2016, and July 1, 2017.

The Performance Award units granted in April 2015 to Mr. Krimbill also vest in three tranches, on July 1, 2015, July 1, 2016, and July 1, 2017. The number of Performance Award units that will vest is contingent on the performance of NGL’s common units relative to the performance of the other entities in the Index. Performance will be calculated based on the return on NGL’s common units (including changes in the market price of the common units and distributions paid during the performance period) relative to the returns on the common units of the other entities in the index. Performance will be measured over the following periods:

Vesting Date of Tranche	Performance Period for Tranche

July 1, 2015	July 1, 2012 though June 30, 2015
July 1, 2016	July 1, 2013 though June 30, 2016
July 1, 2017	July 1, 2014 though June 30, 2017

For each tranche, the number of Performance Award units that will vest for Mr. Krimbill will range from 0% - 200% of the number of Service Award units that vest on the same date. The percentage of the Performance Award units that will vest will depend on the percentage of entities in the Index that NGL outperforms, as summarized in the table below:

Percentage of Entities in the Index
that NGL Outperforms	Percentage of Performance Award to Vest

Less than 50%	0%
50% - 75%	50% - 100%
75% - 100%	100% - 200%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: April 27, 2015		By:	/s/ H. Michael Krimbill
H. Michael Krimbill Chief Executive Officer